Cohu First Quarter 2018 Financial Results and Xcerra Acquisition Conference Call

May 8, 2018



Cohu

Cautionary Statement Regarding Forward Looking Statements

Certain matters discussed in this presentation, including statements regarding capturing new customers; progress and growth in contactor business; launch of Eclipse XTA, first half 2018 order momentum and visibility; first half 2018 year-over-year growth projections; Cohu's second quarter 2018 sales forecast, guidance and effective tax rate; and all statements regarding the acquisition of Xcerra are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected or forecasted. Such risks and uncertainties include, but are not limited to, risks associated with acquisitions; inventory, goodwill and other asset write-downs; our ability to convert new products into production on a timely basis and to support product development and meet customer delivery and acceptance requirements for new products; our reliance on third-party contract manufacturers and suppliers; failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; revenue recognition impacts due to ASC 606; market demand and adoption of our new products; customer orders may be canceled or delayed; the concentration of our revenues from a limited number of customers; intense competition in the semiconductor equipment industry; our reliance on patents and intellectual property; compliance with U.S. export regulations; impacts from the Tax Cuts and Jobs Act of 2017; geopolitical issues; ERP system implementation issues; the seasonal, volatile and unpredictable nature of capital expenditures by semiconductor manufacturers; rapid technological change; and significant risks associated with the Xcerra transaction including but not limited to (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Cohu and Xcerra to consummate the proposed transaction, including as a result of the failure of Cohu to obtain or provide on a timely basis or at all the necessary financing, (iii) the ability of Cohu and Xcerra to integrate their businesses successfully and to achieve anticipated synergies, (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, (v) potential litigation relating to the proposed transaction that could be instituted against Cohu, Xcerra, or their respective directors, (vi) possible disruptions from the proposed transaction that could harm Cohu's and/or Xcerra's respective businesses, (vii) the ability of Cohu or Xcerra to retain, attract and hire key personnel, (viii) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Cohu's or Xcerra's financial performance, (x) certain restrictions during the pendency of the proposed transaction that may impact Cohu's or Xcerra's ability to pursue certain business opportunities or strategic transactions, (xi) the adverse impact to Cohu's operating results from interest expense on the financing debt, rising interest rates, and any restrictions on operations related to such debt, and (xii) continued availability of capital and financing and rating agency actions. These and other risks and uncertainties are discussed more fully in Cohu's filings with the Securities and Exchange Commission, including the most recently filed Form 10-K and Form 10-Q, and in the Registration Statement on Form S-4 that has or will be filed by Cohu with the SEC containing a prospectus with respect to the Cohu common stock to be issued in the proposed Xcerra transaction and a joint proxy statement of Cohu and Xcerra in connection with the proposed transaction that is or will be contained therein. The forward-looking statements included in this release are not assurances, and speak only as of the date of this release, and Cohu does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

First Quarter Business Highlights

Sales up 17% year-over-year to $95.2 million

Secured new European automotive customer for MATRIX handler and test contactors

Large Korean mobility customer qualified Eclipse XTA platform

Strong recurring sales in computing; increasing demand for contactors and spring probes

Five key contactor designs-wins in the quarter

System Orders: Processors 33%, Power Mgmt. & Discrete 18%, Small Signal Discrete 13%, Mixed-Signal & RF 11%, Sensors 10%, LED 8% and Digital & Mixed-Signal 7%

Cohu

1Q18 Financial Overview and 2Q18 Guidance

	1Q18	4Q17	1Q17	Change *Sequential*	Change *YoY*	2Q18 Guidance
Sales	$95.2	$84.1	$81.1	13.2%	17.4%	$99.0
Gross Margin	42.4%	41.9%	41.3%	+70bp	+130bp	41.5%
Operating Expenses	$27.5	$25.8	$22.0	$1.8	$5.6	$24.5
Diluted EPS	$0.36	$0.28	$0.35	28.6%	2.9%	
EBITDA Margin	15.0%	12.9%	15.5%	+200bp	-100bp	

Expecting 11% revenue growth 1H18 vs 1H17

** Figures in millions of dollars excluding diluted EPS. Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, acquisition related costs, restructuring, manufacturing transition and severance costs. For a reconciliation of GAAP to non-GAAP items, please see the appendix at the end of this presentation as well as our first quarter 2018 earnings release on our website www.cohu.com*

Cohu

Appendix

May 8, 2018



Cohu
Cohu
Cohu
Cohu

Cohu

GAAP to Non-GAAP Reconciliation

Earnings Reconciliation	3 Months Ending Mar 25, 2017	Diluted EPS	3 Months Ending Dec 30, 2017	Diluted EPS	3 Months Ending Mar 31, 2018	Diluted EPS
Income (Loss) From Continuing Operations - GAAP	$6,763	$0.24	$6,895	$0.23	$8,122	$0.28
Share Based Compensation	1,717	0.06	1,671	0.06	1,669	0.06
Amortization of Purchased Intangible Assets	1,110	0.04	1,044	0.04	1,074	0.04
Manufacturing Transition and Severance Costs	104	0.00	50	0.00	(13)	(0.00)
Other Acquisition Costs	187	0.01	42	0.00	296	0.01
Inventory Step-Up	347	0.01	0	0.00		0.00
Reduction of Indemnification Receivable	0	0.00	1,172	0.04	0	0.00
Adjustment to Contingent Consideration	0	0.00	755	0.03	(147)	(0.00)
U.S. Tax Reform	0	0.00	(2,022)	(0.07)	0	0.00
Tax Effect of Non-GAAP Adjustments	(376)	(0.01)	(1,460)	(0.05)	(501)	(0.02)
Income From Continuing Operations - Non-GAAP	$9,852	$0.35	$8,148	$0.28	$10,500	$0.36
Weighted Average Shares - GAAP and Non-GAAP	Diluted	28,252	Diluted	29,584	Diluted	29,531

Gross Profit Reconciliation	3 Months Ending Mar 25, 2017	% of Net Sales	3 Months Ending Dec 30, 2017	% of Net Sales	3 Months Ending Mar 31, 2018	% of Net Sales
Net Sales	$81,097		$84,090		$95,150	
Gross Profit - GAAP	32,256	39.8%	34,423	40.9%	39,551	41.6%
Share Based Compensation	83	0.1%	96	0.1%	121	0.1%
Amortization of Purchased Intangible Assets	768	0.9%	674	0.8%	676	0.7%
Inventory Step-Up	347	0.4%	0	0.0%	0	0.0%
Gross Profit - Non-GAAP	$33,454	41.3%	$35,193	41.9%	$40,348	42.4%

Cohu

GAAP to Non-GAAP Reconciliation

Operating Expense Reconciliation	3 Months Ending Mar 25, 2017	% of Net Sales	3 Months Ending Dec 30, 2017	% of Net Sales	3 Months Ending Mar 31, 2018	% of Net Sales
Operating Expense - GAAP	$24,236	29.9%	$29,757	35.4%	$29,538	31.0%
Share Based Compensation	(1,634)	-2.0%	(1,575)	-1.9%	(1,548)	-1.6%
Amortization of Purchased Intangible Assets	(342)	-0.4%	(370)	-0.4%	(398)	-0.4%
Manufacturing Transition and Severance Costs	(104)	-0.1%	(50)	-0.1%	13	0.0%
Other Acquisition Costs	(187)	-0.2%	(42)	0.0%	(296)	-0.3%
Adjustment to Contingent Consideration	0	0.0%	(755)	-0.9%	147	0.2%
Reduction of Indemnification Receivable	0	0.0%	(1,172)	-1.4%	0	0.0%
Operating Expense - Non-GAAP	$21,969	27.1%	$25,793	30.7%	$27,456	28.9%

Adjusted EBITDA Reconciliation	3 Months Ending Mar 25, 2017	% of Net Sales	3 Months Ending Dec 30, 2017	% of Net Sales	3 Months Ending Mar 31, 2018	% of Net Sales
Income From Operations - GAAP	$8,020	9.9%	$4,666	5.5%	$10,013	10.5%
Depreciation Expense	1,092	1.3%	1,420	1.7%	1,383	1.5%
Amortization of Purchased Intangible Assets	1,110	1.4%	1,044	1.2%	1,669	1.8%
Share Based Compensation	1,717	2.1%	1,671	2.0%	1,074	1.1%
Manufacturing Transition and Severance Costs	104	0.1%	50	0.1%	(13)	0.0%
Other Acquisition Costs	187	0.2%	42	0.0%	296	0.3%
Inventory Step-Up	347	0.4%	0	0.0%	0	0.0%
Reduction of Indemnification Receivable	0	0.0%	1,172	1.4%	0	0.0%
Adjustment to Contingent Consideration	0	0.0%	755	0.9%	(147)	-0.2%
Adjusted EBITDA - Non-GAAP	$12,577	15.5%	$10,820	12.9%	$14,275	15.0%

Cohu to Acquire Xcerra

Joining Forces in Back-end Semiconductor Equipment

May 8, 2018



Cohu

Cautionary Statement Regarding Forward Looking Statements

Certain statements contained in this presentation may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction involving Cohu, Inc. ("Cohu") and Xcerra Corporation ("Xcerra") and the ability to consummate the proposed transaction. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to timely or at all obtain stockholder approval for the proposed transaction or the failure to timely or at all obtain any required regulatory clearances, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR); (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Cohu and Xcerra to consummate the proposed transaction, including as a result of the failure of Cohu to obtain or provide on a timely basis or at all the necessary financing; (iii) the ability of Cohu and Xcerra to integrate their businesses successfully and to achieve anticipated synergies; (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the combined company's operations, and the anticipated tax treatment of the combination; (v) potential litigation relating to the proposed transaction that could be instituted against Cohu, Xcerra, or their respective directors; (vi) possible disruptions from the proposed transaction that could harm Cohu's and/or Xcerra's respective businesses; (vii) the ability of Cohu or Xcerra to retain, attract and hire key personnel; (viii) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Cohu's or Xcerra's financial performance; (x) certain restrictions during the pendency of the proposed transaction that may impact Cohu's or Xcerra's ability to pursue certain business opportunities or strategic transactions; (xi) the adverse impact to Cohu's operating results from interest expense on the financing debt, rising interest rates, and any restrictions on operations related to such debt; (xii) continued availability of capital and financing and rating agency actions; (xiii) legislative, regulatory and economic developments; (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management's response to any of the aforementioned factors; and (xv) such other factors as are set forth in (A) Cohu's periodic public filings with the Securities and Exchange Commission (the "SEC"), including but not limited to those described under the heading "Risk Factors" in Cohu's Form 10-K for the fiscal year ended December 31, 2017, (B) Xcerra's periodic public filings with the SEC, including but not limited to those described under the heading "Risk Factors" in Xcerra's Form 10-K for the fiscal year ended July 31, 2017, (C) in the Registration Statement on Form S-4 (the "Registration Statement") that has or will be filed by Cohu with the SEC containing a prospectus with respect to the Cohu common stock to be issued in the proposed transaction and a joint proxy statement of Cohu and Xcerra in connection with the proposed transaction (the "Joint Proxy Statement/Prospectus") that is or will be contained therein, and (D) the other filings made by Cohu or Xcerra with the SEC from time to time, which are available via the SEC's website at www.sec.gov. Neither Cohu nor Xcerra can give no assurance that the conditions to the proposed transaction will be satisfied. Except as required by applicable law, neither Cohu nor Xcerra undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Cohu

Strategic Rationale

- Brings Together Complementary Products in Core Test and Inspection Handlers
- Creates a Stronger Provider in Test Contactors to Drive Continued Innovation
- Grows Product Portfolio into Automated Test Equipment (ATE)
- Expands Footprint in High Growth Semi Areas: Automotive, IoT, Industrial and Mobility
- Diversifies Revenue Base and Increases TAM to $5 billion
- Immediately EPS Accretive; Delivers Over $20 Million* Annual Cost Synergies within 2 Years
- Highly Attractive Financials

** Synergies exclude approximately $7M of stock-based compensation*

Cohu

Companies at a Glance

Cohu

LTM Revenue of $367M *(+ 23%)*
LTM Op. Inc. of $52M * *(14.3% of sales)*

- Headquarters: Poway, CA
- 1,800 Employees
- Product offerings:
  - Semiconductor test & inspection handlers
  - Test contactors
  - Thermal sub-systems

Xcerra

LTM Revenue of $461M *(+ 38%)*
LTM Op. Inc. of $72M * *(15.5% of sales)*

- Headquarters: Norwood, MA
- 1,640 Employees
- Product offerings:
  - Semi testers and handlers
  - Test contactors
  - PCB testers
  - MEMS test modules
  - PCBA fixture business

LTM reflects last twelve months ending March 31, 2018 and January 31, 2018 for Cohu and Xcerra, respectively
* *Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, acquisition related costs, restructuring, manufacturing transition and severance costs. See the Appendix to the presentation for a reconciliation of GAAP to Non-GAAP items.*

Expands Portfolio of Best-in-Class Test Solutions

	Backend Semiconductor Manufacturing		PCB Manufacturing
	Semiconductor Equipment	**Enabling Technologies**	**Bare Board PCB Test**
Products	Pick-and-Place Handlers	Test Contactors	Flying Probe Testers
	Gravity-feed Handlers	Probe Pins	Universal Grid Testers
	Test-in-strip Handlers	Thermal Subsystems	PCBA Fixture Services
	Turret Handlers	MEMS Test Modules	
	Automated Test Eqmt.	Vision Modules	

Complementary Products in Core Test Handlers

End-Markets

- High Speed Memory
- Computing
- Automotive
- Mobility
- Communications
- MEMS
- Industrial
- Solid State Lighting (LED

Cohu


x8-32 Pick-and-place


x4 Gravity


Turret


MEMS


Test-in-strip

Xcerra


Pick-and-place


x8 Gravity


InMEMS

Device Segments

- Memory
- Microprocessors
- Mobile Processors
- Microcontrollers
- Mixed Signal
- LED
- MEMS
- Power Mgmt.
- Power Discrete
- RF

Well-Established in Major Applications

Creates a Stronger Supplier in Test Contactors


16%
11%
11%
10%
9%
8%
5%
3%
Johnstech International
Cohu
Yokowo
ISC Technology
Leeno Industrial
Xcerra
Smiths Interconnect
Cohu + Xcerra

Established Suppliers with Complementary Products and Technologies

Source: VLSI Research

Grows Portfolio in Automated Test Equipment



Automotive
Cell Phone Baseband, Transceiver
Touch Controller
Set Top Box
Sensor / MEMS
Connectivity: PAN, WIFI, Bluetooth, GPS
Flat Panel Display Driver
Power Management
MCU
5G



Diamond_x



PAx

ATE Product Growth Up Over 50% in 2017 Compared to Industry Growth of 13%

Cohu

Pro Forma Revenue Mix


Cohu
+
Xcerra
=
Cohu
Pro Forma
38%
37%
12%
7%
6%
50%
33%
17%
45%
35%
15%
3%
3%
Auto & Industrial
Mobility
Consumer
Computing
Solid state lighting

Leadership in Automotive, Industrial, IoT and Mobility

Source: Company estimates
IoT applications are distributed across Automotive, Industrial and Mobility markets

Expands Footprint in High-Growth Semi End-Markets



Automotive

($ in billions)



CAGR:
11%
$39
$53
2017
2020



Industrial



CAGR:
10%
$41
$55
2017
2020



Consumer & Mobility



CAGR:
5%
$41
$48
2017
2020



IoT
(Internet of Things)



CAGR:
26%
$17
$34
2017
2020

Source: Gartner

Cohu

Diversifies Revenue Base and Increases TAM to $5B



$0.9B
Handlers
$0.7B
Contactors
$0.5B
Inspection
$2.7B
Semi Automated Test Equipment
$0.2B
PCB Test
$5B
PF TAM
Cohu
Xcerra

The Combination Creates a Global Leader, Offering Complete Solutions in Semiconductor Backend Manufacturing Equipment

Source: Company estimates

Highly Attractive Financials

- Combined revenue of ~$800 million
- Delivers over $20M [2] annual run-rate cost synergies within 24 months of closing
- Immediately EPS accretive
- Creates significant shareholder value

($ in millions)	Cohu LTM	Xcerra LTM	Combined excl. synergies	Mid-term Cohu Model [1]
Revenue	$367	$461	$828	
Gross Margin [1]	41.5%	46.4%	44.2%	*48%*
Operating income [1]	$52	$72	$124	
	14.3%	15.5%	14.9%	
EBITDA [1]	$58	$77	$135	
	15.7%	16.8%	16.3%	22%

LTM reflects last twelve months ending March 31, 2018 and January 31, 2018 for Cohu and Xcerra, respectively

(1) *Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, acquisition related costs, restructuring, manufacturing transition and severance costs. See the Appendix to the presentation for a reconciliation of GAAP to Non-GAAP items.*

(2) *Synergies exclude approximately $7M of stock-based compensation*

Source: Company filings

Transaction Overview

Transaction Consideration	▪ $796 million total consideration ▪ Approximately 65% cash and 35% stock ▪ Xcerra shareholders expected to own ~30% of combined company
Xcerra per share Consideration	▪ $13.92 per share implied value ▪ $9.00 per share in cash ▪ 0.2109 Cohu shares
Sources of Financing	▪ $179 million cash from combined balance sheets ▪ $350 million fully committed term loan B
Approval Process	▪ Approval by Cohu and Xcerra shareholders ▪ Customary regulatory approvals
Expected Timeline	▪ Close transaction in 2H 2018, subject to customary closing conditions

Transaction Financing

Credit facility	▪ $350 million total consideration ▪ 7-year senior secured Term Loan B ▪ Secured leverage of 2.7x

Pro forma capitalization statistics

		x Pro Forma LTM EBITDA
Total debt	$362M	2.7x
Cash[1]	$132M	-
Net debt[1]	$230M	1.7x

(1) Pro forma Cash and Net debt are computed using the March 31, 2018 and January 31, 2018 Balance Sheets of Cohu and Xcerra, respectively

Cohu

Appendix

May 8, 2018



GAAP to Non-GAAP Reconciliation

Gross Profit Reconciliation	Cohu 12 Months Ending Mar 31, 2018	% of Net Sales	Xcerra 12 Months Ending Jan 31, 2018	% of Net Sales
Net Sales	$366,757		$461,123	
Gross Profit - GAAP	148,013	40.4%	213,927	46.4%
Share Based Compensation	461	0.1%	103	0.0%
Amortization of Purchased Intangible Assets	2,597	0.7%	0	0.0%
Manufacturing Transition and Severance Costs	0	0.0%	0	0.0%
Inventory Step-Up	1,057	0.3%	0	0.0%
Gross Profit - Non-GAAP	$152,128	41.5%	$214,030	46.4%

Operating Income and EBITDA Reconciliation	12 Months Ending Mar 31, 2018	% of Net Sales	12 Months Ending Jan 31, 2018	% of Net Sales
Income From Operations - GAAP	$36,741	10.0%	$58,279	12.6%
Amortization of Purchased Intangible Assets	4,767	1.3%	601	0.1%
Share Based Compensation	6,364	1.7%	7,296	1.6%
Manufacturing Transition and Severance Costs	385	0.1%	0	0.0%
Restructuring and Related Provisions	0	0.0%	1,590	0.3%
Other Acquisition Costs	479	0.1%	3,754	0.8%
Inventory Step-Up	1,057	0.3%	0	0.0%
Reduction of Indemnification Receivable	1,172	0.3%	0	0.0%
Adjustment to Contingent Consideration	1,276	0.3%	0	0.0%
Income From Operations - Non-GAAP	52,241	14.2%	71,520	15.5%
Depreciation Expense	5,278	1.4%	5,763	1.2%
EBITDA - Non-GAAP	$57,519	15.7%	$77,283	16.8%

Participants in the Solicitation; Additional Information

Participants in the Solicitation

Cohu, Xcerra, certain of their respective directors, executive officers, members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed "participants" in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of Xcerra stockholders or Cohu stockholders generally, is set forth in the Joint Proxy Statement/Prospectus filed with the SEC. Information regarding Xcerra's directors and executive officers and their beneficial ownership of Xcerra common stock is also set forth in Xcerra's proxy statement on Schedule 14A filed with the SEC on September 5, 2017, and in its Annual Report on Form 10-K for the year ended July 31, 2017, and is supplemented by other public filings made, and to be made, with the SEC by Xcerra. These documents are available free of charge at the SEC's website at www.sec.gov or by visiting the Xcerra Investor Relations page on its corporate website at https://Xcerra.com/investors. Information concerning Cohu's directors and executive officers and their beneficial ownership of Cohu's common stock is set forth in Cohu's annual proxy statement on Schedule 14A filed with the SEC on April 3, 2018, and in its Annual Report on Form 10-K for the year ended December 31, 2017. These documents are available free of charge at the SEC's website at www.sec.gov or by visiting the Cohu Investor Relations page on its corporate website at https://Cohu.gcs-web.com. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Joint Proxy Statement/Prospectus regarding the proposed transaction and other relevant materials that have been or will be filed with the SEC when they become available. You may obtain copies of the documents described in the preceding sentence when they become available free of charge by visiting the SEC's website at www.sec.gov.

Additional Information and Where You Can Find It

Cohu will file with the SEC the Registration Statement containing the Joint Proxy Statement/Prospectus and other documents concerning the proposed transaction. The definitive Joint Proxy Statement/Prospectus will be delivered to the stockholders of Xcerra and Cohu after the Registration Statement is declared effective by the SEC. This communication is not a substitute for the Registration Statement, the definitive Joint Proxy Statement/Prospectus or any other documents that Xcerra or Cohu may file or may have filed with the SEC, or will send or have sent to stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of these documents (when they become available) and other documents filed by Xcerra and Cohu with the SEC at the SEC's website at www.sec.gov. The Joint Proxy Statement/Prospectus and other documents filed by Xcerra or Cohu may also be obtained free of charge by visiting the Xcerra Investor Relations page on its corporate website at https://Xcerra.com/investors or by contacting Xcerra Investor Relations by telephone at (781) 467-5063 or by mail at Xcerra Investor Relations, Xcerra Corporation, 825 University Avenue, Norwood, MA 02062, attention Rich Yerganian or by visiting the Cohu Investor Relations page on its corporate website at https://Cohu.gcs-web.com or by contacting Cohu Investor Relations by telephone at (858) 848-8106 or by mail at Cohu Corporate Headquarters, 12367 Crosthwaite Circle, Poway, CA 92064, attention Jeffrey D. Jones.